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                                                                   EXHIBIT 10.17
Atrium

                                LEASE AGREEMENT


         THIS LEASE AGREEMENT (the "Lease") is made and entered into by and between FOJTASEK INDUSTRIAL PROPERTIES, LTD., A TEXAS LIMITED PARTNERSHIP ("Landlord"), and FOJTASEK COMPANIES, INC., A TEXAS CORPORATION ("Tenant").

                                  WITNESSETH:

         In consideration of Tenant's obligation to pay rent, and of the other terms, covenants, and conditions contained herein, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord the Premises, described herein, TO HAVE AND TO HOLD all and singular, said Premises and improvements, together with the rights, privileges, and appurtenances thereto, belonging unto said Tenant for the term described herein.

ARTICLE I. PREMISES.

         A. THE PREMISES. The leased premises ("Premises") are the real property, together with all improvements now existing or hereafter constructed thereon, which is located in Dallas County, Texas and described on EXHIBIT "A", attached hereto and incorporated herein by reference.

         B. CONDITION OF PROPERTY; REQUIRED CONSTRUCTION. Tenant accepts the condition of the Premises in "AS IS" condition, subject to the representations and warranties of Landlord contained in EXHIBIT "B" attached hereto and incorporated herein. Except for the representations and warranties of Landlord contained in Exhibit "B" attached hereto, Tenant acknowledges that neither Landlord, nor any agent or representative of Landlord, has made any representation or warranty with respect to the suitability of the Premises for the use intended by Tenant, and that Tenant has entered into this Lease based solely upon its own investigation and inspection of the Premises.

         C. ACCEPTANCE OF PREMISES. Possession of the Premises by Tenant shall be deemed acceptance thereof by Tenant.

ARTICLE II. TERM OF LEASE.

         A. COMMENCEMENT DATE AND LEASE TERM. The Commencement Date shall be as provided for on EXHIBIT "C-1", attached hereto and incorporated herein. The term of the Lease ("Lease Term") shall begin on the Commencement Date and shall continue for the number of years provided for in EXHIBIT "C-1", provided that if said Commencement Date shall not occur on
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the first day of the calendar month, then the last day of the Lease Term shall be calculated from the first day of the calendar month next following the Commencement Date.

         B. SURRENDER. Promptly on the expiration of the term of this Lease or earlier termination of this Lease, Tenant shall peaceably and quietly leave, surrender, and yield to Landlord the Premises, broom-clean and in the same condition that the Premises were in on the Commencement Date, reasonable wear and tear and casualties provided for in Article IX herein excepted. Further, Tenant shall surrender all keys to the Premises at the place then fixed for the payment of rent.

         C. HOLDING OVER. In the event Tenant remains in possession of the Premises after the termination of this Lease without having executed a new lease, Tenant shall be deemed to be a month-to-month Tenant whose rental rate shall be the last rental rate provided for herein plus fifty percent (50%) of such amount, and otherwise subject to all terms, covenants, and conditions of this Lease insofar as the same are applicable to a month-to-month tenancy.

ARTICLE III.  RENT.

         A.      ACCRUAL.  Rent shall accrue hereunder from the Commencement
Date.

         B.      RENT.    Tenant promises and agrees to pay to Landlord at the
office of Landlord, designated herein, or any other location designated by Landlord in writing, Rent for the Premises, as set forth in EXHIBIT "C-2", attached hereto and incorporated herein. Rent shall be paid in advance in monthly installments on the first day of each month without prior demand, deduction, counterclaim, or set-off, in lawful money of the United States of America.

         C. ADDITIONAL RENT. Tenant promises and agrees to pay, at the office of Landlord designated herein, or any other location designated by Landlord in writing, Additional Rent, as provided herein, including but not limited to (1) taxes, as provided for in Article IV, and (2) insurance, as provided for in Article V.

         D. PAST DUE RENT AND OTHER CHARGES. Tenant acknowledges that the late payment of any Rent or Additional Rent will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which would be extremely difficult or impracticable to determine. Such costs and expenses will include, without limitation, administrative and collection costs, processing and accounting expenses, and other costs and expenses necessary and incidental thereto. Therefore, if Landlord has not received a Rent or Additional Rent payment from Tenant within ten (10) days of its due date, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such past due amount. Such late charge shall be due and payable on the sixth day of such month. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and will fairly compensate Landlord for the losses it will incur as a result of Tenant's late payment. The interest and the late charge provided for herein



LEASE AGREEMENT                                                          PAGE 2

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shall be cumulative with and not in substitution for any rights or remedies which may be available to Landlord pursuant to this Lease or applicable law.

         E. NET RENT. It is the intent of this Lease that all Rent and Additional Rent shall be paid to Landlord on an "absolute net" basis at all times during the term of the Lease, and that, except for Landlord's maintenance obligations as set forth in Article VIII.A., all expenses for taxes, assessments, insurance, repair, maintenance, and operation of the Premises, and all other obligations of every kind and nature whatsoever relating to the use and operation of the Premises arising or becoming due during or with respect to the term of the Lease shall be paid or discharged by Tenant in addition to Rent and Additional Rent.

         F. PAYMENT UPON EXECUTION OF LEASE. Tenant, contemporaneously with the execution of this Lease, has paid Landlord an amount equal to the sum of the first month's Rent, the receipt of which is hereby acknowledged. The first month's rent shall be applied by Landlord to the payment of Rent due hereunder. Rent and all other rent and charges for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of the calendar month involved.

ARTICLE IV.  PROPERTY TAXES.

         A. Payment of Taxes. Throughout the term of this Lease, Tenant shall pay monthly as Additional Rent, one-twelfth (1/12th) of the general real estate taxes, assessments, and governmental charges levied, assessed, or imposed against or becoming due and payable in connection with the Premises, as herein defined. Landlord may pay such taxes on behalf of Tenant, and if Landlord so elects, Tenant shall immediately reimburse Landlord upon demand. Landlord may adjust the monthly estimated sum at the end of each calendar quarter on the basis of Landlord's experience and reasonably anticipated costs. Within sixty (60) days following the end of each calendar year, or at Landlord's option, each tax year, Landlord shall furnish Tenant with a statement covering the year just expired showing the total taxes payable by Tenant for such year and the payments made by Tenant with respect to such year. If the taxes payable by Tenant for such year exceed Tenant's payments so made, Tenant shall pay Landlord the deficiency within ten (10) days after receipt of such statement. Should Tenant's payments during such year exceed the sums payable for such expenses, Tenant shall be entitled to offset the excess against payments next thereafter to become due Landlord with respect to taxes. If the Premises is not taxed as a separate tract of land, then Tenant shall be obligated to pay that amount of the taxes owed which the square footage of the building situated on the Premises bears to the total square footage contained in the tax assessment.

         B. Betterment Assessments. Any assessments levied or imposed against the Premises as a consequence of a public improvement made or constructed by a governmental entity after the Commencement Date may, at Tenant's election, be paid in installments if permitted by such governmental entity. Tenant shall be responsible for, and obligated to pay, only the installment amounts which are due during the term of this Lease.





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         C.      Taxes Excluded.  Nothing herein contained shall be deemed to require, or shall be construed to require, Tenant to pay any income, estate, gift, inheritance, succession, or transfer taxes, and any tax on rents.

         D. Contesting Taxes and Assessments. Landlord agrees to deliver to Tenant within thirty (30) days after Landlord receives same, copies of any and all notices of or concerning real property taxes, assessments, and surcharges that are due or will become due. If, after receiving a copy of any notice, Tenant reasonably believes that the taxes, assessments, or surcharges may or should be decreased, then within thirty (30) days after receipt of such notice from Landlord (i) if Tenant produces evidence supporting Tenant's reasonable belief that such taxes, assessments, or surcharges may or should be decreased, Tenant may contest such taxes, assessments, or surcharges, at its sole cost and expense; or (ii) regardless of whether or not Tenant can produce any such evidence, Tenant shall have the privilege, before delinquency occurs, and at its sole cost and expense, of protesting, contesting, objecting to, or opposing the legality of amount of such taxes, assessments, and surcharges. In the event of any such contest, Tenant may, to the extent provided by law, defer payment of any such tax as long as the legality or the amount thereof is being reasonably and duly contested; provided, however, that if at any time payment of the whole or any part thereof shall become necessary in order to prevent the enforcement or foreclosure of a lien for the nonpayment of such taxes, Landlord shall be entitled to pay such amount in order to prevent such enforcement or foreclosure. Any such contest, whether before or after payment, may be made in the name of Landlord or Tenant, or both, as Tenant may determine, but if such contest is made by Tenant in the name of Landlord, then Landlord shall be notified thereof at least ten (10) days prior to the commencement of the proceeding and Landlord shall cooperate, reasonably, in such contest, but any expenses incurred by Landlord as a consequence of such cooperation shall be reimbursed to Landlord by Tenant, and shall be payable as Additional Rent.




ARTICLE V. INSURANCE, INDEMNITY, AND LIABILITY.

         A. INDEMNIFICATION. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, liabilities, losses, damages, causes of action, and expenses (including court costs and reasonable attorneys' fees) arising from (1) Tenant's occupation of the Premises, use of the Premises, conduct of its business, or any other activity permitted or suffered by the Tenant in and about the Premises, (2) any default, breach, violation, or nonperformance of this Lease or any of its terms, covenants, and conditions, and (3) any act, omission, or negligence of Tenant, or any officer, agent, employee, guest, customer, subtenant, assignee, or invitee of Tenant, including any act, omission, or negligence resulting in injury or death. In connection with the foregoing, Tenant upon notice from Landlord shall defend any claim at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon, or about the Premises, from any cause





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other than Landlord's gross negligence or willful misconduct; and Tenant shall indemnify and hold Landlord harmless from and against any penalty, damage, or charge incurred or imposed by reason of any violation of law, statute, ordinance, or governmental rule, regulation or requirement now or hereafter in force, by Tenant, or any officer, agent, employee, guest, customer, subtenant, assignee, or invitee of Tenant.

         B. INSURANCE. (I) LIABILITY. Tenant shall procure and maintain throughout the Lease Term a policy or policies of insurance, at Tenant's sole cost and expense, insuring Landlord as well as Tenant, from all claims, demands, or actions arising out of Tenant's use and occupancy of the Premises, containing bodily injury and property damage combined single-limit coverage of not less than $2,000,000.00 per each occurrence. Landlord shall procure and maintain throughout the Lease Term a policy or policies of liability insurance at Landlord's cost and expense, containing terms and amounts as determined reasonable in Landlord's discretion. (II) PROPERTY. Landlord shall maintain property insurance covering the Premises for one hundred percent (100%) of full replacement cost (inclusive of all alterations and improvements therein, but exclusive of the cost of excavations, foundations, and footings), from time to time during the Lease Term, providing protection against perils included within the standard Texas form of fire and extended-coverage insurance policy, together with such other risks and amounts as Landlord may from time to time reasonably determine. The cost for such property insurance shall be paid by Tenant throughout the term of this Lease on a monthly basis, and as Additional Rent, in an amount equal to one-twelfth (1/12th) of the cost of such insurance. Landlord may adjust the monthly estimated sum at the end of each year on the basis of Landlord's experience and reasonably anticipated costs. Within sixty
(60) days following the end of each insurance policy's annual anniversary date, Landlord shall furnish Tenant with a statement covering the policy period just expired showing the total premium payable by Tenant for such period and the payments made by Tenant with respect to such year. If the premiums payable by Tenant for such period exceed Tenant's payments so made, Tenant shall pay Landlord the deficiency within ten (10) days after receipt of such statement. Should Tenant's payments during such period exceed the sums payable for such premiums, Tenant shall be entitled to offset the excess against payments next thereafter to become due Landlord with respect to insurance. If the policy or policies include more than the Premises, then Tenant shall be obligated to pay that amount of the premium which the square footage contained in the building located on the Premises bears to the entire premises covered by such insurance policy or policies.

         All required insurance shall be carried with companies reasonably satisfactory to Landlord, and each party shall obtain a written obligation on the part of each insurance company to notify Landlord and Tenant at least thirty (30) days prior to cancellation of such insurance. All such policies or duly executed certificates of insurance shall be delivered to Landlord and Tenant prior to the Commencement Date, and renewals of said insurance shall be delivered to Landlord and Tenant at least thirty (30) days prior to the expiration of the respective policy terms. If either Landlord or Tenant, as applicable, fails to timely maintain and provide to the other evidence of such insurance as required herein, the other party may obtain such insurance and the cost for such insurance shall become Additional Rent and be due and payable to Landlord immediately, upon





LEASE AGREEMENT                                                          PAGE 5
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demand, if owed by Tenant, or, the cost for such insurance obtained by Tenant shall be due and payable by Landlord to Tenant immediately, upon demand.

         C. LANDLORD NOT LIABLE. Neither Landlord nor its agents shall be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, rain, or water from any source or any other cause whatsoever, unless caused by or due to the gross negligence or willful misconduct of Landlord, its agents, servants, or employees. Landlord or its agents shall not be liable for interference with the light or air, or for any latent defect in the Premises, and any interference with air or light shall not affect this Lease or cause any abatement of Rent.

ARTICLE VI.  UTILITIES.

         Tenant shall be responsible for all costs and expenses for the use and connection of all utility services for the Premises, including, but not limited to, the payment of any and all utility deposits. Tenant shall promptly pay all charges for electricity, water, gas, telephone service, and all other utilities furnished to the Premises. Landlord shall not be liable in any way for the utility service to the Premises and any interruption in service shall have no effect on this Lease or Tenant's obligation to pay, as provided for herein. Therefore, any interruption in utility service shall not constitute either a constructive or actual eviction, or a basis for any abatement of Rent, except that, if any such interruption substantially and materially impairs Tenant's ability to conduct its usual business activities, continues for a period of five (5) consecutive 8:00 a.m. to 5:00 p.m. business days, and is caused by Landlord's negligence or misconduct, then, beginning with the sixth
(6th) business day and continuing until such interruption shall be reduced to the extent that Tenant's ability to conduct its usual business activities is no longer substantially and materially impaired, Tenant shall be entitled to a reasonable reduction of Rent.

ARTICLE VII.  TENANT'S USE OF PREMISES.

         A. PERMITTED USE. The Premises may be used and occupied only for the purpose or purposes described on EXHIBIT "D", attached hereto and incorporated herein. Tenant may not change the use of the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld.

         B. PERMITS AND LICENSES. Tenant shall obtain at its sole cost and expense all permits and licenses required for the transaction of its business in the Premises. Tenant shall not violate any applicable law, ordinance, or governmental regulation now in force or which may hereafter be in force pertaining to the transaction of its business on the Premises.

         C. PROHIBITED USES. Tenant shall keep the Premises free from waste or nuisance at all times, and Tenant shall not, without Landlord's prior written consent, or as provided in Paragraph D below in connection with the making of alterations or additions:





LEASE AGREEMENT                                                          PAGE 6
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         1.      Damage or deface the walls, ceilings, floors, or any other part of the Premises; or

         2. Permit any injury, overloading, or other harm to any part of the Premises or any equipment or fixtures which are attached thereto or used therein, including but not limited to placing any unreasonably heavy loads upon any floor of the Premises.

         D. ALTERATIONS AND ADDITIONS. Tenant shall not, without Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed, or conditioned by Landlord, make any alterations or additions to the Premises; provided, however, that Tenant may make non-structural alterations to the interior of the building or buildings included in the Premises. Any alterations or additions, including any fixtures or equipment which is made or installed to the interior or exterior of the Premises by Tenant, shall, upon the termination of this Lease for whatever reason, become the property of Landlord and be surrendered with the Premises, unless Landlord requests their removal, in which event Tenant, at Tenant's expense, shall remove the same and restore the Premises to their original condition, normal wear and tear excepted. Upon prior written request from Tenant, Landlord will inform Tenant if any alteration or addition to be subsequently made to, or installed in, the Premises by Tenant will be required by Landlord to be removed upon termination of this Lease. Notwithstanding the foregoing, Tenant may install equipment and trade fixtures, and may remove same upon termination of this Lease, at Tenant's expense, provided the Premises are restored to their original condition, normal wear and tear excepted, and provided further that Tenant shall not then be in default of any provision of this Lease.

ARTICLE VIII.  MAINTENANCE AND REPAIR.

         A. MAINTENANCE BY LANDLORD. Landlord shall make, at its sole cost and expense, all necessary repairs, maintenance, or replacements (the necessity of replacements to be determined by Landlord in its sole discretion) to the exterior and structural portions of the Premises, including, without limitation, the roof and roof supports, flashings, gutters, downspouts, footings, foundations, structural supports, columns, exterior walls, bearing walls, and floor slabs, so as to keep the Premises in as good condition as it was in on the Commencement Date, reasonable wear and tear excepted (but in no event shall the condition of the Premises be such that Tenant is unable to operate its business within reasonable and acceptable limits in accordance with the permitted use); provided, however, that Landlord shall not be required to make any repairs occasioned by the act, omission, or negligence of Tenant, its agents, invitees, contractors, or employees. In the event that the Premises should become in need of repairs required to be made by Landlord, Tenant shall give immediate written notice of the needed repairs to Landlord. Landlord shall make repairs within thirty (30) days after delivery of such written notice from Tenant, unless such repairs are not capable of being completed within thirty (30) days, in which case, Landlord shall use reasonable, diligent efforts to complete such repairs as promptly as possible after the expiration of thirty (30) days. Landlord shall be responsible only for the cost of repairs required above, and not for any consequential or other damages resulting therefrom.





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         B.      MAINTENANCE BY TENANT.  Tenant shall keep the Premises,
including all windows, signs, and sidewalks, service ways, loading areas adjacent to the Premises, landscaping and irrigation systems (if any), and all paved surfaces and parking lots (including striping of the parking lot and preventing potholes and other surface inadequacies based on the intended purpose of such paved surfaces and parking lots) in good, clean, rubbish-free condition, free from waste and nuisance at all times, reasonable wear and tear and damage by casualty excepted. Tenant shall, subject to Landlord's maintenance responsibilities provided for above, make all needed repairs, including without being limited to, maintenance of all direct utility connections and replacement of any cracked or broken windows or other glass. Tenant shall, at Tenant's expense, keep in good working condition the heating, ventilating, and air conditioning systems, the sprinkler system, if any, and the water heater, maintaining, repairing, and replacing such items as may be necessary from time to time, reasonable wear and tear and damage by casualty excepted. Tenant shall comply at its sole cost and expense with all governmental laws, ordinances, and regulations which must be complied with by reason of the nature of the use of the Premises by Tenant, except that Tenant shall not be obligated to make any structural changes or alterations to the Premises in order to comply therewith unless made necessary by the negligent act or omission of Tenant, in which event Tenant shall comply at its expense in accordance with plans and specifications approved by Landlord. If any repairs or replacements required to be made by Tenant hereunder are not made within fifteen (15) days after written notice delivered to Tenant by Landlord, Landlord may, at its option, make such repairs or replacements without liability to Tenant for any loss or damage which may result to its stock or business by reason of such repairs or replacements, and Tenant shall pay to Landlord upon demand as additional rental hereunder the cost of such repairs and replacements, plus interest at a rate equal to the lower of eight percent (8%) per annum, or the maximum rate permitted by the usury laws of the State of Texas, from the date of payment by Landlord until Landlord is repaid by Tenant.

         C. GARBAGE AND TRASH DISPOSAL. Tenant shall be responsible, at its sole cost and expense, for making the provision for garbage disposal from the Premises.

ARTICLE IX.  CASUALTY.

         Tenant shall give immediate written notice to Landlord of any damage caused to the Premises by fire or other casualty. If the Premises is damaged by a fire, explosion, or other casualty (an "Occurrence"), the damage shall promptly be repaired by Landlord subject to this Section, and only to the extent as is necessary to place the Premises in the same condition as when possession was initially delivered to Tenant, and to the extent of insurance proceeds made available to Landlord specifically for such repair. Should insurance proceeds made available to Landlord specifically for such repair be insufficient for such repair, and Landlord elects not to rebuild or restore the Premises, Landlord shall so advise Tenant in writing within forty-five (45) days after the Occurrence, and Tenant may, at its option, and within thirty
(30) days after its being advised of Landlord's decision not to rebuild or restore, provide Landlord with at least forty-five (45) days prior written notice of its election to terminate this Lease. If such damage occurs and (i) Landlord is not required to repair as provided above, or (ii) the Premises shall be damaged to the extent of seventy-five percent (75%)





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or more of the cost of replacement,  Landlord may repair or rebuild the
Premises or the building, or terminate this Lease upon notice of such election in writing to Tenant within forty-five (45) days after the Occurrence. If the Occurrence renders forty percent (40%) or less of the Premises untenantable and Tenant does not utilize the portion rendered untenantable, a proportionate abatement of the Rent and Additional Rent shall be allowed from the Occurrence date until the date Landlord completes its work, said proportion to be computed on the basis of the relation which the gross square footage of the untenantable space bears to the floor area of the Premises (but not including any portion of the Premises outside of the building improvements). If more than forty percent (40%) of the Premises is rendered untenantable, and Tenant does not utilize the entire Premises for any purpose, then until Landlord restores it to the condition it was in on the Commencement Date, Rent and Additional Rent shall abate. If any Occurrence precludes twenty-five percent (25%) or more of the Premises' use by Tenant and less than twelve (12) months remain on the then current term, notwithstanding any of the other provisions of this Section, Landlord shall have no obligation to repair or rebuild unless Tenant, within thirty (30) days of the Occurrence, irrevocably exercises its next option, if any, to extend this Lease. If no such option exists and less than twelve (12) months remain in the term, Landlord shall have no obligation to restore or rebuild. If Landlord shall fail to commence to repair or restore the Premises in the manner specified in this Article within forty-five (45) days after the Occurrence, and proceed to complete such repairs and restoration with reasonable due diligence, subject to any delays enumerated in Article XV.C. hereof, and subject to the provisions of Article XI.E., then, in such event, Tenant may give Landlord ten (10) days prior written notice of its election either to (i) terminate this Lease, or (ii) rebuild the Premises itself on behalf of Landlord. If the Tenant shall so rebuild the Premises, then Tenant shall have the right to the insurance proceeds payable with respect to the Occurrence. Notwithstanding anything to the contrary contained in this Lease, under no circumstances whatsoever shall Landlord's obligation to rebuild, restore, or repair the Premises exceed insurance proceeds made available to Landlord.

ARTICLE X. CONDEMNATION.

         A. TERMINATION OPTION. In the event that all or any portion of the buildings on the Premises, or in excess of twenty-five percent (25%) of the parking area of the Premises, should be appropriated or taken by any public or quasi-public authority under the power of eminent domain, this Lease may be terminated by either Landlord or Tenant by the delivery of thirty (30) days' prior written notice of their election, said notice being delivered within thirty (30) days of Tenant's and Landlord's receipt of notice of such proposed taking or acquisition; the termination shall be effective as of the date title vests pursuant to such taking or acquisition, and all rentals shall be paid up to that date.

         B. LEASE OBLIGATION AFTER CONDEMNATION. In the event that all or any portion of the Premises should be appropriated or taken by any public or quasi-public authority under the power of eminent domain, and this Lease is not terminated by Landlord or Tenant, the Rent payable hereunder during the unexpired portion of this Lease shall be reduced by multiplying the





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total rental by a fraction the numerator of which is the Square Foot Area of the Premises (but not including any portion of the Premises outside of the building improvements) after condemnation and the denominator of which is the Square Foot Area of the Premises (but not including any portion of the Premises outside of the building improvements) prior to condemnation. Landlord shall repair any structural damage to the Premises caused by the appropriation or taking.

         C. VOLUNTARY CONVEYANCE IN LIEU OF CONDEMNATION. In the event that any authority having the power of eminent domain requests that Landlord convey to such authority all or any portion of the Premises, Landlord shall have the right to make a voluntary conveyance to such authority of all or any portion of the Premises whether or not proceedings have been filed by such authority; and in the event of any such voluntary conveyance, it shall nevertheless be deemed for the purpose of interpreting this Lease that there has been a taking under the power of eminent domain.

         D. CONDEMNATION AWARDS. In the event of such an appropriation or taking, whether whole or partial, all awards of compensation shall belong to Landlord, and Tenant expressly waives any claim or right to any such award, except that Tenant shall be allowed to recover from such authority, but not from any portion of any award to Landlord, at Tenant's own cost and expense, the unamortized cost of Tenant's leasehold improvements and trade fixtures.

ARTICLE XI. DEFAULT AND REMEDIES FOR DEFAULT.

         A. EVENTS OF DEFAULT AND REMEDIES FOR DEFAULT. The following shall be deemed to be events of default by Tenant under this Lease:

                 1. Tenant shall fail to pay when due any installment of Rent or Additional Rent due to Landlord pursuant to this Lease;

                 2. Tenant shall fail to pay when due, or within five (5) days of receipt of written notice from Landlord, any payment required pursuant to this Lease, other than the payment of Rent or Additional Rent;

                 3. Tenant shall fail to comply with any term, covenant, or condition of this Lease, other than the payment of Rent, and shall fail to cure such event of default within fifteen (15) days after written notice by Landlord. Notwithstanding the foregoing, if the default described in the notice from Landlord is of such a nature that it is incapable of being cured within fifteen (15) days following receipt of written notice from Landlord, then Tenant shall be in default if Tenant fails to use reasonable, diligent efforts to cure such default until such default is cured;





LEASE AGREEMENT                                                         PAGE 10

                 4. Tenant shall be the subject of a petition under Title 11 of the United States Code, as amended, or under any state bankruptcy laws, whether voluntary or involuntary, or be adjudged bankrupt or insolvent under and of such laws;

                 5. Tenant shall have a receiver or trustee appointed for all or substantially all of the assets of Tenant; or Tenant shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; or

                 6. Tenant shall do or permit to be done any act which results in a lien being filed against the Premises, and does not discharge of record or bond against said lien within thirty (30) days after the date of filing thereof.

         B. REMEDIES. Upon the occurrence of an event of default, and in addition to all other remedies now or hereinafter provided herein or by law:

                 1. Landlord may, at its option, enter upon and take possession of the Premises without any previous notice of intention to reenter, and may remove all persons and property from the Premises and may take full and exclusive possession of the Premises. Landlord may secure, lock up, cut off utility service to, and attempt to relet the Premises, all without any of such actions being deemed a trespass or an election on Landlord's part to terminate the Lease. If, however, any such default on Tenant's part should be fully corrected and cured before Landlord exercises an option to terminate the Lease, and before Landlord has relet the Premises, then the Premises shall be returned to Tenant, and Tenant may continue in possession hereunder. Tenant expressly waives any and all damages by reason of reentry by Landlord under this Lease.

                 2. In the event that Landlord elects to reenter the Premises without terminating the Lease, then Tenant shall be liable for and shall pay to Landlord at Landlord's mailing address in Dallas County, Texas, all Rent and other indebtedness accrued to that date. Landlord shall be entitled to collect from Tenant Rent and Additional Rent due hereunder monthly as it becomes due for the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during said period (after deducting all expenses incurred by landlord to relet the Premises). In no event shall Tenant be entitled to any excess of any Rent obtained by reletting over and above the Rent herein reserved. Actions to collect amounts due by Tenant as provided in this Paragraph may be brought from time to time, on one or more occasion, without the necessity of Landlord's waiting until expiration of the Lease Term.

                 3. Notwithstanding any prior election not to terminate, Landlord may at any time, including subsequent to a reentry as above provided, elect to terminate this Lease on account of such default. Upon termination of this Lease, Tenant shall be liable for and shall pay to Landlord the sum of all Rent and other indebtedness accrued to the date of such





LEASE AGREEMENT                                                         PAGE 11
         termination, plus, as agreed and liquidated damages, an amount equal to the Rent and other charges for the remaining portion of the Lease Term (had such term not been terminated by Landlord prior to expiration of the Lease Term), less the then fair rental value of the Premises for said period, both discounted to their present value based upon an interest rate of six percent (6%) per annum.

                 4. Upon the occurrence of an event of default, Tenant shall also be liable for and shall pay to Landlord, at Landlord's mailing address in Dallas County, Texas, in addition to any sum provided to be paid above: broker's fees incurred by Landlord in connection with reletting the whole or any part of the Premises; the costs of removing and storing Tenant's or other occupant's property; the cost of repairing, altering, remodeling, renovating, or otherwise putting the Premises into condition acceptable to a new tenant or tenants; and all reasonable expenses incurred by Landlord in enforcing Landlord's remedies, including reasonable attorney's fees.

         C. DEFAULT UNDER ANOTHER LEASE WITH LANDLORD. A DEFAULT BY TENANT UNDER ANOTHER LEASE WITH LANDLORD FOR THE LEASE OF SPACE NOT INCLUDED IN THIS LEASE SHALL, AT LANDLORD'S OPTION, CONSTITUTE AN EVENT OF DEFAULT UNDER THIS LEASE.

         D. DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after receipt of written notice by Tenant to Landlord, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes completion of same. In any event, if Landlord is in default hereunder, and as a consequence Tenant recovers a money judgment against Landlord, so long as Landlord owns the Premises, such judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title, and interest of Landlord in the Premises, and out of rent or other income from such real property receivable by Landlord or out of the Landlord's right, title, and interest in the Premises. Neither Landlord, nor any agent, officer, director, or employee of Landlord shall be personally liable for any portion of such a judgment.

ARTICLE XII. TRANSFERS AND LIENS.

         A. FINANCING SUBORDINATION. This Lease and the rights of Tenant hereunder are subject and subordinate to any first lien mortgage or deed of trust, together with all renewals, modifications, consolidations, replacements, and extensions thereof, which may now or hereafter encumber the Premises on which it is located, provided the holder of any such mortgage or deed of trust executes and delivers to tenant an agreement in a form suitable for recording pursuant to which the holder agrees that it will recognize this Lease and will not disturb Tenant's possession of the





LEASE AGREEMENT                                                         PAGE 12

Premises in the event of foreclosure or deed-in-lieu of foreclosure of such mortgage or deed of trust so long as Tenant is not then in default under this Lease. Tenant agrees to execute such further documents as may be necessary for subordinating this Lease to any mortgage, deed of trust, as the case may be, and further agrees to execute any other document of attornment required by Landlord's mortgagee. Tenant irrevocably appoints Landlord as Tenant's attorney-in-fact to execute and deliver in the name of Tenant any such instrument or instruments in the event that Tenant fails to so deliver said instrument or instruments within ten (10) days after written demand from Landlord. Tenant agrees that it shall not undertake any act which will cause a lien to be filed against the subject property, and Tenant acknowledges that it has no power to encumber or cloud Landlord's title. Tenant further agrees that if, because of any act or omission of Tenant, any mechanic's lien or other lien, charge, or order for the payment of money shall be filed against Tenant or any portion of the Premises, or upon the right, title, and interest of Tenant created by this Lease, Tenant shall, at its own cost and expense, cause the same to be discharged of record or bonded within fifteen (15) days after written notice by Landlord to Tenant of the filing thereof; and Tenant hereby agrees to indemnify and hold Landlord harmless against and from all costs, liabilities, suits, penalties, claims, and demands therefrom.

         B. ASSIGNMENT AND SUBLETTING. Tenant may assign this Lease or sublet the Premises only with the prior written consent of Landlord. Tenant acknowledges that this Lease is personal to Tenant for the use specified herein, and that Landlord may withhold its consent arbitrarily and for any reason whatsoever, and may further condition any consent on an increase in Rent or any other changes in the terms, covenants, or conditions hereof. The consent by Landlord to any transfer, assignment, or subletting shall not be deemed to be a waiver on the part of Landlord of its rights regarding any future transfers, assignments, or sublettings. If Landlord consents to an assignment or subletting, that consent shall not be effective unless and until Landlord approves in writing the executed assignment or sublease agreement, which agreement shall provide for the Landlord's consent to any amendment, and for the assignee or sublessee to assume all of the obligations and liabilities of Tenant under this Lease, without relieving Tenant of its obligations under this Lease, unless otherwise agreed to in writing by Landlord. In the event of any assignment or subletting, even with the consent of Landlord, Tenant shall pay to Landlord, in addition to all payments otherwise required under this Lease, the amount of any payments payable by any assignee or subtenant under its agreement with Tenant which is in excess of that provided for in this Lease. Notwithstanding the foregoing, Tenant shall have the right, without Landlord's prior written consent, to assign this Lease, or to sublet the whole or any part of the Premises, to any corporation which, at the time, the Tenant shall be a parent or subsidiary, or to any subsidiary of a corporation of which, at the time, Tenant shall be a parent or a subsidiary. In addition, Tenant shall have the right, without Landlord's prior written consent, to assign this Lease to any person or entity acquiring all or substantially all of the Tenant's assets by purchase, merger, consolidation or otherwise. Tenant shall have the right, without Landlord's consent, to pledge its interest in this Lease to The First National Bank of Boston, its successors and assigns, as collateral for any obligation owed to it by Tenant.





LEASE AGREEMENT                                                         PAGE 13

         C. TRANSFER OF LANDLORD'S INTEREST. In the event of any sale of the Premises or transfer of Landlord's interest hereunder, Landlord shall be and is hereby entirely freed and relieved from any and all liability which may arise under any of the terms, covenants, and conditions contained herein after the consummation of such sale or transfer. Landlord shall have no liability or responsibility for any act, occurrence, or omission occurring after the consummation of such sale or transfer. Thereafter, Tenant shall look solely to the purchaser to carry out any and all of the terms, covenants, and conditions obligating Landlord under this Lease, said purchaser being deemed without further agreement between the parties to have assumed said obligations by virtue of the sale or transfer. Landlord may, at any time during the term of this Lease, with notice to Tenant, assign or pledge, or both, its interest in this Lease as collateral for any indebtedness owed by it.

         D. ESTOPPEL. Within ten (10) days following a request by Landlord, Tenant shall deliver to Landlord an estoppel certificate requested by Landlord, properly acknowledged, which shall certify to Landlord, any purchaser, lender, or other person specified by Landlord, all reasonable information required by Landlord, including whether or not this Lease is unmodified and in full force and effect, whether or not Tenant contends that Landlord is in default under this Lease in any respect, whether or not there are then existing setoffs or defenses against the enforcement of any right or remedy of Landlord, or any duty or obligation of Tenant, the amount of deposits held by Landlord, the date to which Rent and other charges have been paid, and stating that Tenant has no right or interest in the Premises, other than as a Tenant under this Lease. Similarly, within ten (10) days following a request by Tenant, Landlord shall deliver to Tenant an estoppel certificate requested by Tenant, properly acknowledged, which shall certify to Tenant or any person specified by Tenant, all reasonable information requested by Tenant.

         ARTICLE XIII.  ACCESS TO PREMISES.

         Landlord shall have the right to enter upon the Premises at all reasonable hours, after giving at least two (2) hours advance notice, for the purpose of inspecting them, making repairs to the Premises, or curing any default of Tenant hereunder that Landlord elects to cure. Notwithstanding the foregoing, Landlord shall not be required to provide any advance notice in an emergency situation. Landlord shall not be liable to Tenant for any expense, loss, or damage from any such entry. Tenant shall permit Landlord, during the sixty (60) day period preceding the expiration of this Lease, to place usual or ordinary "For Lease" signs in clearly visible locations within the Premises and to enter upon the Premises during normal business hours to exhibit same to prospective tenants.

         ARTICLE XIV.     HAZARDOUS SUBSTANCES; AMERICANS WITH DISABILITIES
         ACT.

         A. HAZARDOUS SUBSTANCES. The term "Hazardous Substances", as used in this Lease shall mean pollutants, contaminants, toxins, or hazardous wastes, or other substances, the use and/or the removal of which is restricted, prohibited, or penalized by an "Environmental Law".





LEASE AGREEMENT                                                         PAGE 14

Environmental Law, as used in this Lease, shall mean any federal, state, or local, statute, law, ordinance, rule, regulation, or judicial or administrative order or decision including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as same may be amended from time to time. Tenant hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substance(s), except for such activities that are part of the ordinary course of Tenant's business activities ("Permitted Activities"), provided Tenant agrees to conduct all Permitted Activities in accordance with applicable Environmental Laws; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances, except for the storage of such materials that are used in the ordinary course of Tenant's business ("Permitted Materials"), provided Tenant will store the Permitted Materials in accordance with applicable Environmental Laws; (iii) no portion of the Premises will be used as a landfill or a dump;
(iv) Tenant will not install any underground tanks of any type in, under, or near the Premises, (v) Tenant will not permit any Hazardous Substances to be brought onto the Premises except for the Permitted Materials and, if so brought thereon by Tenant, its agents or employees, the same immediately shall be removed with proper disposal and all required clean-up procedures shall be diligently undertaken pursuant to all Environmental Laws. Landlord or Landlord's representative, upon notice and during normal business hours, shall have the right, but not the obligation, to enter the Premises for the purpose of inspecting the storage, use, and disposal of Permitted Materials or other Hazardous Substances and to ensure compliance with all Environmental Laws. Should it be determined, in Landlord's sole opinion, that any Permitted Material is being improperly stored, used, or disposed of, or that the Premises, or any portion thereof, is being used in violation of any Environmental Law, then Landlord shall provide written notice to Tenant of such matter. Upon receipt of notice, Tenant agrees that it will use all due diligence, at Tenant's sole cost and expense, to cure such violation. Landlord shall have the right to perform such work at the Premises if Tenant shall not complete such remediation within a reasonable time period. The reasonableness of the time period for the cure shall be determined by Landlord's environmental consultant or engineer. In the event Tenant shall not complete such remediation within a reasonable period, as determined above, Landlord shall have the right to perform such work and Tenant, upon written notice from Landlord, shall reimburse Landlord for any and all costs associated with said work.

         Tenant hereby indemnifies and holds Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages, and obligations of any nature arising from or as a result of (a) any breach by Tenant of its obligation of this paragraph on or after the Commencement Date, (b) from any violation of any applicable Environmental Law on or at the Premises caused by any act of Tenant, its invitees, customers, vendors, employees, agents, or representatives occurring on or after the Commencement Date, and (c) from any liability incurred under any applicable Environmental Law arising out of any activity of Tenant or condition caused by any act of Tenant at or on the Premises in each case occurring on or after the Commencement Date. The foregoing indemnification and the responsibilities of Tenant shall survive the termination or expiration of this lease.

         B. AMERICANS WITH DISABILITIES ACT OF 1990. During the term of this Lease, and notwithstanding anything contained in this Lease to the contrary, Tenant shall be





LEASE AGREEMENT                                                         PAGE 15
responsible for, and shall bear all costs and expenses associated with, any and all alterations to the Premises which may be required by Title I of the Americans with Disabilities Act of 1990, as subsequently amended or revised (the "ADA"), for the accommodation of disabled individuals who may be employed from time to time by Tenant, or any disabled customers, clients, guests, invitees, or sublessees. Additionally, Tenant shall indemnify and hold Landlord harmless from and against any and all liability incurred arising from Tenant's failure to maintain the Premises in compliance with Title I of the ADA, including the cost of making any alterations, renovations, or accommodations required by Title I of the ADA, or any government enforcement agency, or any courts, any and all fines, civil penalties, and damages awarded against Landlord resulting from a violation or violations of Title I of the ADA, and all reasonable legal expenses and court costs incurred in defending claims made under the ADA, including, without limitation, reasonable consultants', attorneys' and paralegals' fees, expenses, and court costs. Landlord shall be responsible for, and shall bear all costs and expenses associated with, compliance with Title III of the ADA, except that, NOTWITHSTANDING ANYTHING CONTAINED IN THIS PARAGRAPH B. TO THE CONTRARY, Tenant shall be responsible for, and shall bear all costs and expenses associated with, compliance with the ADA, regardless of whether it is Title I or Title III, for: (i) any activities on the Premises after the Commencement Date; (ii) any alterations, additions, or renovations, to the Premises made by, or on behalf of, Tenant; and, (iii) any change in the use of the Premises after the Commencement Date.

         ARTICLE XV.  INTERPRETATION, NOTICES, AND MISCELLANEOUS.

         A. CHOICE OF LAW. This Lease shall be governed by the laws of the State of Texas.

         B. SUCCESSORS AND ASSIGNS. The terms, covenants, and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and their respective successors-in-interest (subject to any restrictions on transfers contained in Article XII) and legal representatives, except as otherwise herein expressly provided.

         C. FORCE MAJEURE. In the event that Landlord is delayed, hindered, or prevented from performing any action required herein, Landlord shall not be liable or responsible if the delay is due to strike, riot, act of God, shortage of labor or materials, war, governmental laws, regulations, or other restrictions or any other causes of any kind which are beyond the reasonable control of Landlord, and the period for the performance of such act shall be extended for a period equivalent to the period of such delay.

         D. PARTIAL INVALIDITY. Any provision of this Lease which shall prove to be illegal, invalid, or unenforceable under present or future laws shall in no way affect, impair, or invalidate any other provision hereof, and this Lease shall be interpreted as if it had been entered into without such an illegal, invalid, or unenforceable provision.





LEASE AGREEMENT                                                         PAGE 16

         E. WAIVER. The waiver by Landlord of any remedy for the breach of term, covenant, or condition shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant, or condition contained herein. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of any term, covenant, or condition of this Lease, other than failure of the Tenant to provide the particular Rent payments so accepted, regardless of Landlord's knowledge of such preceding default at the time of acceptance of such Rent.

         F. MERGER OF ESTATES. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation of this agreement shall not cause a merger, and shall, at Landlord's option, terminate all or any existing sublease or subtenancies, or, at Landlord's option, may operate as an assignment to Landlord of Tenant's interest in any or all subleases or subtenancies.

         G. LIABILITY. Notwithstanding anything to the contrary contained herein, no personal liability of any kind or character whatsoever shall now, or at any time hereafter, attach to Landlord's partners under any of the terms, covenants, and conditions contained in this Lease for the payment of any amount payable under this Lease or for the performance of any obligation under this Lease.

         H. CONSTRUCTION. Whenever in this Lease a singular number is used, the same shall include the plural, and the neutered gender shall include the feminine and masculine genders. The captions used in this Lease are for convenience only, do not constitute a part of the Lease, and shall have no effect upon the construction or interpretation of any term, covenant, or condition herein.

         I. NOTICES. All notices or requests provided for in this Lease must be in writing and must be given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid, and registered or certified with return receipt requested, or by express courier service, or by personal delivery. Notices by mail shall be deemed received upon mailing in accordance with the foregoing requirement. Notices shall be sent to the address designated in this Lease or at any other address specified in writing by the parties hereto. In the event that more than one party is acting as either Landlord or Tenant under this Lease, the parties shall agree upon a common location for the receipt of notices, and any notice sent to said designated location shall bind each party acting as either Landlord or Tenant as if each party acting in said capacity had received such notice.

         J. ENTIRE AGREEMENT. This Lease, together with the exhibits described below which are attached hereto and incorporated herein for all purposes, set forth all agreements between Landlord and Tenant relative to the Premises. All prior negotiations and agreements are merged herein, and no subsequent agreement relative to the subject matter hereof or modification of this Lease shall be binding unless reduced to a writing signed by both parties hereto.





LEASE AGREEMENT                                                         PAGE 17

         K. QUIET ENJOYMENT. Landlord hereby covenants that Tenant shall peaceably and quietly have, hold, and enjoy the Premises for the full term hereby granted, including any extension thereof, free from molestation, eviction, or disturbance by Landlord or by any other person claiming through Landlord, provided Tenant is not in default of the Lease and that Landlord has good right to make this Lease.

         L. NOTICE OF LEASE. At any time following the execution of this Lease, Landlord and Tenant agree to execute a short form Notice of Lease in form suitable for recording, in the form attached hereto as Exhibit "E".

The following exhibits have been attached to and incorporated into this Lease:

                 EXHIBIT "A"      -        Description of the Premises
                 EXHIBIT "B"      -        Condition of the Premises
                 EXHIBIT "C-1"    -        Lease Term
                 EXHIBIT "C-2"    -        Rent
                 EXHIBIT "D"      -        Permitted Use
                 EXHIBIT "E"      -        Notice of Lease

         Executed by Landlord the 3rd day of July, 1995.


LANDLORD:                                                   MAILING ADDRESS:

 Fojtasek Industrial Properties,                            3801 Maplewood Ave.
   Ltd., a Texas Limited                                    Dallas, TX 75205
   Partnership

  By: Fojtasek Industrial Properties
          Management, Inc., a Texas corporation,
          general partner

          By: /s/ JOE FOJTASEK
             ------------------------------------
             Joe Fojtasek
             President





LEASE AGREEMENT                                                         PAGE 18

         Executed by Tenant the _______ day of ___________, 1995.


TENANT:                                            MAILING ADDRESS:

  Fojtasek Companies, Inc.                         P.O. Box 226957
    a Texas corporation                            Dallas, TX 75222

  By:_________________________
     Randall S. Fojtasek
     President





LEASE AGREEMENT                                                         PAGE 19

                                  EXHIBIT "A"
                                   LEASE PLAN

                                  EXHIBIT "B"
                             CONDITION OF PREMISES


         LANDLORD MAKES ONLY THE FOLLOWING REPRESENTATIONS AND WARRANTIES CONCERNING THE CONDITION OF THE PREMISES. EXCEPT AS SET FORTH BELOW ON THIS EXHIBIT "B", LANDLORD DOES NOT MAKE ANY OTHER REPRESENTATIONS, WARRANTIES, OR COVENANTS, EXPRESS OF IMPLIED, OF ANY KIND OR NATURE CONCERNING THE PREMISES, INCLUDING ANY WARRANTY OF HABITABILITY OR SUITABILITY FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY DISCLAIMED. SUBJECT TO THE FOLLOWING REPRESENTATIONS AND WARRANTIES BY LANDLORD, TENANT ACCEPTS THE PREMISES IN ITS AS IS, WHERE IS, WITH ALL FAULTS, CONDITION, AND TENANT HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT TENANT HAS, OR WILL HAVE PRIOR TO THE COMMENCEMENT DATE, THOROUGHLY INSPECTED AND EXAMINED THE PREMISES TO THE EXTENT DEEMED NECESSARY BY TENANT IN ORDER TO ENABLE TENANT TO EVALUATE THE PREMISES AND ITS SUITABILITY FOR TENANT'S PURPOSES.

         1. The Premises is in good condition and repair and is adequate and sufficient for Tenant to carry on its business as is presently being conducted on the Premises by Fojtasek Companies, Inc.

         2. There are no material defects in the Premises, as to title or condition, which have not been otherwise disclosed in writing by Landlord to Tenant.

         3. Landlord has not received any notice that either the whole or any portion of the Premises is to be condemned, requisitioned, or otherwise taken by any public authority.

         4. Landlord does not have any knowledge of any public improvements that may result in special assessments against or which otherwise affect the Premises.

         5.      Landlord has good and indefeasible title to the Premises.

                          Ambassador Row
                          Dallas Co.

                                  EXHIBIT "A"


BEING a tract of land in the JAMES McLAUGHLIN SURVEY, ABSTRACT NO. 845, and being all of City of Dallas Block 2-E/7940, REVISED BROOK HOLLOW INDUSTRIAL DISTRICT NUMBER ONE, an addition to the City of Dallas, Dallas County, Texas, according to the Map thereof recorded in Volume 28, Page 235 of the Map Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at the point of intersection of the Southwest right-of-way line of Ambassador Row (70' wide) with the Northwest right-of-way line of Profit Drive (60' wide), said beginning point being evidenced by a 1/2" iron rod found for corner;

THENCE North 51 degrees 51' West, along the Southwest right-of-way line of Ambassador Row, 1,200.00 feet to a 5/8" iron rod set for corner in the Southeast right-of-way line of the M.K. & T. Railroad right-of-way (40' wide);

THENCE South 38 degrees 09' West, along the Southeast right-of-way line of said railroad, 571.20 feet to the point of curvature of a circular curve to the left having a central angle of 90 degrees 00', and a radius of 300.00 feet, said point of curvature being evidenced by a cross cut in concrete pavement, found;

THENCE, continuing along the Southeast right-of-way line of said railroad, in a Southerly and Easterly direction, around said curve, an arc distance of 471.24 feet to its point of tangency being evidenced by a cross cut in concrete pavement, found;

THENCE, South 51 degrees 51' East, along the Northeast right-of-way line of said railroad, 900.00 feet to a point for corner in the Northwest right-of-way line of Profit Drive, said point being evidenced by a 1/2" iron rod found for corner;

THENCE, North 38 degrees 09' East, along the Northwest right-of-way line of Profit Drive, 871.20 feet to the POINT OF BEGINNING AND CONTAINING 23.556 acres of land, more or less.

                                 EXHIBIT "C-1"
                                   LEASE TERM

         A. COMMENCEMENT DATE. The Commencement Date of this Lease shall be ________ ___, 1995.

         B.      TERM.   The term of this Lease begins on the Commencement Date
and continues for a period of thirty-six (36) months thereafter, unless terminated pursuant to the terms, covenants, and conditions of this Lease, prior thereto.

         C. EARLY TERMINATION. Provided Tenant is not then in default under the terms of this Lease, Tenant may, at any time after the Commencement Date, without penalty, give written notice to Landlord of Tenant's election to terminate this Lease after the expiration of at least one hundred eighty (180) days from the date of such notice.

         D. RENEWAL OPTION. Tenant (but not any assignee or subtenant of Tenant, even if Landlord's consent is obtained as required in the Lease), is granted the option to extend the term of this Lease for two extended terms of sixty (60) months each, provided (a) Tenant is not in default at the time of exercise of the option, and (b) Tenant gives written notice of its exercise of the option at least two hundred ten (210) days prior to the expiration of the original term, or the first extended term, of the Lease, as applicable. Landlord shall, within fifteen (15) days of its receipt of Tenant's notice, notify Tenant in writing of its opinion concerning the proposed renewal rate, which shall be the fair market rental value described in the immediately succeeding paragraph, and the Tenant shall, within thirty (30) days of its receipt of Landlord's notice of the renewal rate, during which time Landlord and Tenant shall confer and attempt to reach an agreement regarding the reasonableness of the proposed renewal rate, notify Landlord in writing of its acceptance or rejection of the proposed rental rate. If Landlord and Tenant are unable to mutually agree on the renewal rate within such thirty (30) day period, then the renewal options described in this paragraph shall automatically terminate without further notice.

         Each such extension term shall be upon the same terms, conditions, and rentals, except (i) Tenant shall have no further right of renewal after the last extension term prescribed above, and (ii) the Rent amount shall be increased to fair market rental value of the Premises at the time Tenant exercises its election. Fair market rental value of the Premises for each extension term will be determined by the parties, in their reasonable discretion and upon their combined good faith efforts, considering the rental market for comparable land and improvements in substantially the same condition, in comparable locations, used for similar purposes, and under terms similar to those set forth in this Lease.

                                 EXHIBIT "C-2"
                                      RENT

         A. RENT. This provision designates the Rent for each year of the Lease Term. Each year shall begin on the Commencement Date or on the anniversary thereof for purposes of determining the applicable rental rate.


              Year          Annual Rent         Monthly Rent
              ----          -----------         ------------
               1            $253,372.00          $21,114.33

               2            $337,830.00          $28,152.50

               3            $506,745.00          $42,228.75

                                  EXHIBIT "D"
                                 PERMITTED USE


Manufacturing, office, research and development, warehouse, distribution, and related uses.

Atrium lease


                                  Insert XV.M.


         This Lease shall be subject to the ingress and egress rights of Ruan Leasing Company with respect to the private road along the northwest portion of the Premises, pursuant to the terms of that certain Lease Agreement dated March 1, 1988, by and between Ruan Leasing Company, as tenant, and Fojtasek Companies, Inc., as landlord (its interest therein having been assigned to Landlord).

                                                                          Atrium

                                  EXHIBIT "E"

                              MEMORANDUM OF LEASE


         This is a Memorandum of Lease by and between FOJTASEK INDUSTRIAL PROPERTIES, LTD., a Texas limited partnership, (hereinafter referred to as "Landlord") and FOJTASEK COMPANIES, INC., a Texas corporation (hereinafter referred to as "Tenant") upon the following terms:


         1.      Date of Lease:  __________ ___, 1995

         2. Description of Property: That portion of the property cross-hatched on Exhibit "A", attached hereto and incorporated herein by reference, and being a part of the real property more fully described on Exhibit "A-1", attached hereto and incorporated herein by reference, commonly known as 9001 Ambassador Row, Dallas, Dallas County, Texas

         3.      Date of Commencement: ________ ___, 1995

         4.      Term:  Three (3) years

         5.      Renewal Option(s):  Two (2), 5-year options

         The purpose of this Memorandum of Lease is to give record notice of the lease and of the rights created thereby, all of which are hereby confirmed.

         IN WITNESS WHEREOF the parties have executed this Memorandum of Lease as of the dates set forth in their respective acknowledgments.

LANDLORD:

Fojtasek Industrial Properties,
  Ltd., a Texas limited
  partnership

  By: Fojtasek Industrial Properties
          Management, Inc., a Texas corporation,
          its general partner

          By:__________________________
         Joe Fojtasek
         President

         Executed by Tenant the _______ day of ___________, 1995.

TENANT:

Fojtasek Companies, Inc.
  a Texas corporation

By:_________________________
   Randall S. Fojtasek
   President


THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )


         This instrument was acknowledged before me on the ___ day of ___________, 1995, by Joe Fojtasek, President of Fojtasek Industrial Properties Management, Inc., a Texas corporation, general partner of Fojtasek Industrial Properties, Ltd., a Texas limited partnership, on behalf of said corporation.


                                              ______________________________
                                              NOTARY PUBLIC, STATE OF TEXAS
                                              Printed Name:_________________
                                              My Commission Expires:________



THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         This instrument was acknowledged before me on the ___ day of __________, 1995, by Randall S. Fojtasek, President of Fojtasek Companies, Inc., a Texas corporation, on behalf of said corporation.


                                              ______________________________
                                              NOTARY PUBLIC, STATE OF TEXAS
                                              Printed Name:_________________
                                              My Commission Expires:________

                          AMENDMENT OF LEASE AGREEMENT

        This Amendment of Lease Agreement (the "Amendment") is made and entered into this 13th day of February, 1996, by and between Fojtasek Industrial Properties, Ltd., a Texas limited partnership (the "Landlord") and Fojtasek Companies, Inc., a Texas corporation (the "Tenant").


                                  WITNESSETH:

        WHEREAS, Landlord and Tenant have entered into a Lease Agreement (the "Atrium Lease") for the Premises located in Dallas County, Texas and described on Exhibit "A" attached hereto and made a part hereof for all purposes; and,

        WHEREAS, Landlord and Tenant have agreed to certain modifications to the Atrium Lease;

        NOW, THEREFORE, in consideration of the premises, and the mutual benefit of Landlord and Tenant, Landlord and Tenant hereby agree to amend the Atrium Lease as follows:

        1. The chart of Annual and Monthly Rents set forth on Exhibit "C-2" shall be amended to read as follows:

             "Year         Annual Rent          Monthly Rent
             -----         -----------          ------------

              1            $253,372.00           $21,114.33

              2            $253,372.00           $21,114.33

              3            $506,745.00           $42,228.75"

        2. Except as provided herein, all terms of the Atrium Lease shall remain in full force and effect.


                                Fojtasek Industrial Properties, Ltd.
                                By:  Fojtasek Industrial Properties
                                     Management, Inc., general
                                     partner

                                     By: /s/ JOE FOJTASEK
                                        -----------------------------
                                             Joe Fojtasek, President

                                     Fojtasek Companies, Inc.

                                     By: /s/ RANDALL FOJTASEK
                                         ----------------------------
                                     Title: President & CEO
                                            -------------------------


                      Exhibit A is a map of the location.